                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

        CREDIT SUISSE FUNDS

        ANNUAL REPORT

        August 31, 2002


             -    CREDIT SUISSE
                  GLOBAL TECHNOLOGY FUND

             -    CREDIT SUISSE
                  GLOBAL HEALTH SCIENCES FUND

             -    CREDIT SUISSE
                  GLOBAL FINANCIAL SERVICES FUND











        More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

        Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
--------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     We are writing to report on the results of the Credit Suisse Global Technology Fund(1,2) (the "Fund") for the fiscal year ended August 31, 2002.

     At August 31, 2002, the net asset value (NAV) of the Fund's Common shares was $19.00 per share, compared to an NAV of $29.11 on August 31, 2001. As a result, the Fund's Common Class total return was -34.73%. By comparison, the MSCI All Country World Free Growth Index(3) returned -13.46% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) returned -31.16% during the same period.

     At August 31, 2002, the NAV of the Fund's Class A shares (without sales charge)(5) was $19.00 per share, compared to an NAV of $29.42 on November 30, 2001 (inception date). As a result, the Fund's Class A total return (without sales charge)(5) was -35.42%. By comparison, the MSCI All Country World Free Growth Index(3) returned -15.75% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) returned -33.75% during the same period.

     The Fund was formerly known as the Credit Suisse Warburg Pincus Global Telecommunications Fund and assumed its current name effective December 12, 2001. Its investment policy and benchmark changed accordingly. Given the ever-growing overlap between telecom and technology, we felt that investors would be best served by a portfolio that allows for a broader scope of opportunity.

     For this discussion only, therefore, our analysis of the Fund's performance compares the Fund to each of its benchmarks during their respective portions of the fiscal year and includes the month of December for each benchmark. We thus use the previous benchmark, the MSCI All Country World Free Telecommunication Services Index, from September through December. The new benchmark, the MSCI All Country World Free Growth Index, is used from December through August.

     The Fund outperformed its previous MSCI telecommunication benchmark between September and December 31. (Returns for the Fund's Common shares and benchmark were 3.34% and 2.34%, respectively.) Relative stock selection was strong across geographies, particularly in the U.S. Most of our biggest individual U.S. holdings were additive to performance, and we kept U.S. exposure broadly diversified among the leading subcategories of telecommunications and technology equities. Our strategy of minimizing ownership of U.S. competitive local-exchange carriers -- many of which endured heavy selling -- was additionally beneficial.

     We also fared well in Japan and Emerging Asia. All of our Japanese holdings outperformed the MSCI telecom benchmark's Japan subcomponent, for example. In Emerging Asia, we overweighted the strong South Korean market and enjoyed good stock selection both in South Korea and Taiwan.

     The Fund's return headed downward between December 1, and August 31, however, as the Fund's Common shares and its new MSCI growth benchmark declined 35.42% and 15.75%, respectively. Relative underperformance was mainly due to stock selection in the U.S. and, to a lesser extent, a handful of other countries (e.g., Canada, France, Singapore and the U.K.)

     Given the very weak climate for technology-related stocks in this period, even our broad U.S. diversification was not enough to adequately buffer the portfolio against downside risk. We held shares in a variety of U.S. fixed-line and wireless telecom providers, cable television operators, software and hardware manufacturers, semiconductor producers and media companies, many of which fared poorly. Unfortunately for the Fund, they included some of the portfolio's biggest individual positions like Microsoft, Liberty Media and Intel (which accounted for approximately 3.2%, 3.1% and 2.7%, respectively, of total assets at August 31).

     The most positive contributions to overall performance beginning in December came from our allocations to Sweden, Germany and Indonesia. We underweighted Sweden and Germany compared to the MSCI growth benchmark, and each market significantly underperformed. In the case of Indonesia, we overweighted the market and it outperformed the benchmark. Our willingness to keep cash reserves on the sidelines also proved helpful.

     Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management, LLC



Scott T. Lewis,                       Vincent J. McBride,
Co-Portfolio Manager                  Co-Portfolio Manager


David Lefkowitz,                      Naimish M. Shah,
Associate Portfolio Manager           Associate Portfolio Manager



     NOTE: INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
    TECHNOLOGY FUND COMMON CLASS(1,2), THE MSCI ALL COUNTRY WORLD FREE GROWTH INDEX(3) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE
           TELECOMMUNICATION SERVICES INDEX (GROSS DIVIDENDS)(4) FROM
                        INCEPTION (12/04/96). (UNAUDITED)

[CHART]

                                                                              MSCI ALL COUNTRY
                     CREDIT SUISSE GLOBAL        MSCI ALL COUNTRY                WORLD FREE
                       TECHNOLOGY FUND              WORLD FREE                TELECOMMUNICATION
                      COMMON CLASS(1,2)           GROWTH INDEX(3)             SERVICES INDEX(4)
                     --------------------        ----------------             -----------------
      12/96              $10,000                      $10,000                     $10,000
      12/96               $9,987                      $10,000                     $10,263
       1/97              $10,827                      $10,182                     $10,504
       2/97              $10,787                      $10,310                     $10,714
       3/97              $10,327                      $10,069                     $10,436
       4/97              $10,740                      $10,509                     $10,641
       5/97              $11,460                      $11,108                     $11,403
       6/97              $12,060                      $11,729                     $11,928
       7/97              $12,193                      $12,254                     $12,178
       8/97              $11,533                      $11,311                     $11,214
       9/97              $12,847                      $11,946                     $12,044
      10/97              $12,373                      $11,104                     $11,600
      11/97              $12,860                      $11,366                     $12,323
      12/97              $13,215                      $11,485                     $12,854
       1/98              $13,496                      $11,868                     $13,395
       2/98              $15,179                      $12,726                     $13,980
       3/98              $16,974                      $13,162                     $15,236
       4/98              $17,115                      $13,229                     $15,068
       5/98              $16,665                      $13,005                     $14,944
       6/98              $17,728                      $13,479                     $15,460
       7/98              $18,481                      $13,488                     $16,411
       8/98              $14,461                      $11,809                     $14,574
       9/98              $15,552                      $12,090                     $14,967
      10/98              $17,165                      $13,163                     $16,046
      11/98              $19,460                      $14,018                     $16,814
      12/98              $22,125                      $15,000                     $18,481
       1/99              $25,160                      $15,512                     $20,158
       2/99              $24,138                      $14,928                     $19,969
       3/99              $27,313                      $15,522                     $19,611
       4/99              $29,179                      $15,580                     $20,391
       5/99              $28,188                      $15,063                     $20,441
       6/99              $31,255                      $16,033                     $21,336
       7/99              $31,527                      $15,852                     $21,223
       8/99              $31,921                      $16,037                     $19,962
       9/99              $33,571                      $16,038                     $20,386
      10/99              $38,039                      $17,061                     $21,915
      11/99              $45,320                      $18,100                     $24,506
      12/99              $56,677                      $20,219                     $27,001
       1/00              $56,116                      $19,033                     $26,222
       2/00              $65,280                      $19,719                     $27,737
       3/00              $65,097                      $20,832                     $28,435
       4/00              $55,925                      $19,393                     $25,125
       5/00              $50,864                      $18,254                     $23,336
       6/00              $55,620                      $19,356                     $23,169
       7/00              $52,833                      $18,344                     $21,592
       8/00              $54,587                      $18,973                     $20,355
       9/00              $48,539                      $17,293                     $19,005
      10/00              $45,796                      $16,537                     $19,264
      11/00              $35,822                      $15,245                     $16,616
      12/00              $35,009                      $14,988                     $16,192
       1/01              $41,163                      $15,532                     $17,781
       2/01              $34,120                      $13,570                     $15,025
       3/01              $29,378                      $12,454                     $14,181
       4/01              $32,965                      $13,450                     $15,261
       5/01              $31,745                      $13,197                     $14,086
       6/01              $29,767                      $12,743                     $13,160
       7/01              $27,499                      $12,533                     $13,312
       8/01              $24,169                      $12,526                     $11,891
       9/01              $21,520                      $12,515                     $12,036
      10/01              $22,026                      $12,520                     $11,597
      11/01              $24,424                      $12,530                     $12,148
      12/01              $24,981                      $12,531                     $12,219
       1/02              $23,248                      $12,527                     $11,125
       2/02              $21,653                      $12,528                     $10,619
       3/02              $22,965                      $12,531                     $10,745
       4/02              $20,673                      $12,526                      $9,586
       5/02              $20,340                      $12,525                      $9,649
       6/02              $17,825                      $12,518                      $8,647
       7/02              $15,833                      $12,509                      $8,193
       8/02              $15,775                      $12,509                      $8,185

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT
 SUISSE GLOBAL TECHNOLOGY FUND CLASS A SHARES(1,2,5), THE MSCI ALL COUNTRY WORLD GROWTH INDEX(3) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD
           FREE TELECOMMUNICATION SERVICES INDEX (GROSS DIVIDENDS)(4)
                     FROM INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                                                                     MSCI ALL COUNTRY
                   CREDIT SUISSE GLOBAL   MSCI ALL COUNTRY                WORLD FREE
                     TECHNOLOGY FUND         WORLD FREE              TELECOMMUNICATIONS
                      CLASS A(1,2,5)       GROWTH INDEX(3)            SERVICES INDEX(4)
                   --------------------   ----------------           -----------------
      11/01               $9,425              $10,000                    $10,000
      12/01               $9,643              $10,090                    $10,059
       1/02               $8,971               $9,782                     $9,158
       2/02               $8,353               $9,813                     $8,742
       3/02               $8,859              $10,062                     $8,845
       4/02               $7,978               $9,676                     $7,891
       5/02               $7,850               $9,619                     $7,943
       6/02               $6,879               $9,060                     $7,118
       7/02               $6,114               $8,418                     $6,745
       8/02               $6,088               $8,425                     $6,625

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                                             INCEPTION
                                        1 YEAR     3 YEARS    5 YEARS         TO DATE
                                        ------     -------    -------        ---------
Common Class                           (34.73%)    (20.94%)     6.46%          8.26%
Class A Without Sales Charge               --          --         --         (35.42%)(6)
Class A With Maximum
     Sales Charge                          --          --         --         (39.12%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                                             INCEPTION
                                        1 YEAR     3 YEARS    5 YEARS         TO DATE
                                        ------     -------    -------        ---------
Common Class                           (34.80%)    (25.23%)     1.78%          5.99%
Class A Without Sales Charge               --          --         --         (42.56%)(6)
Class A With Maximum
     Sales Charge                          --          --         --         (45.85%)(6)

---------------
(1) Name changed from Credit Suisse Warburg Pincus Global Telecommunications Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross of dividends) as the fund's benchmark effective December 12, 2001. Investors cannot invest directly in an index.

(4) The Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors in the telecommunications services sector and is compiled by Morgan Stanley Capital International, Inc. It replaced the Morgan Stanley Capital International Telecommunications Index, which was discontinued June 30, 2001, as the Fund's benchmark effective July 1, 2001. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -39.12%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
--------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class shares of Credit Suisse Global Health Sciences Fund(1,2) (the "Fund") had a loss of 27.75% vs. declines of 16.19% and 17.99%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4).

     The Class A shares (without sales charge)(5) of the Fund had a loss of 31.07%, for the period from November 30, 2001 (inception date) through August 31, 2002 vs. declines of 18.45% and 18.70%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4), for the same time period.

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment deteriorated in 2002. This was largely due to widespread concerns over accounting and corporate-governance issues and a lackluster profit backdrop. There were few places to hide, with even many traditionally defensive sectors posting significant losses.

     Within health care, large-cap pharmaceutical stocks struggled late in the period, surrendering their historical tendency to perform relatively well during periods of uncertainty. Worries over patent expirations and competition from generic drug companies weighed on the group. Biotechnology stocks fell sharply, hurt by the flight from areas associated with heightened short-term risk. Health-care-services companies had mixed results.

     The Fund was hampered by the weakness in stocks broadly and by its fairly large exposure to biotechnology stocks. Biotech/emerging pharmaceutical companies comprised about 30% of the Fund at the end of the period; their decline this year notwithstanding, we continue to view them as attractive for their innovation and growth potential.

     On the positive side, factors that aided the Fund included its significant position in health-care-services stocks (about 36% of the portfolio as of August
31). The Fund was also helped by its underweighting in the major drug companies, and by good stock selection within that segment.

     We maintained what we consider to be a diversified portfolio of health-care stocks. Consistent with our goal of capital appreciation, we continued to hold a number of biotech/emerging pharmaceutical names, emphasizing companies with FDA-approved products.

     We owned only a few major drug stocks, based on company-specific issues and our belief that smaller, generic-oriented, drug companies generally have more attractive valuations and earnings-growth prospects. Many of these companies in our view have healthy balance sheets and good cash flows, and we intend to maintain a significant exposure to these securities.

     Elsewhere of note, we maintained a smaller but still meaningful position in hospitals, a position that we believe gives the Fund some potentially beneficial diversification characteristics. Our outlook for the group remains favorable. We think that publicly owned hospitals will continue to gain business from not-for-profit companies, which generally have weaker financial profiles. We further believe that publicly owned hospitals might generate earnings growth in the mid-teens area over the next 18 months. Investors could deem such growth to be attractive, within an economy that we believe will grow only modestly over the next year or so. Indeed, more broadly, we believe that many health-care companies currently have the potential for relatively stable, above-average (compared to all industries) earnings growth into 2003.


Peter T. Wen                        Scott T. Lewis
Co-Portfolio Manager                Co-Portfolio Manager


Steve Putnam                        Sherry Bertner Rabinowitz
Associate Portfolio Manager         Associate Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUERS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
   HEALTH SCIENCES FUND, COMMON CLASS(1,2), THE MSCI WORLD HEALTHCARE INDEX(3)
         AND THE S&P 500 INDEX(4) FROM INCEPTION (12/31/96). (UNAUDITED)

[CHART]

                         CREDIT SUISSE          MSCI WORLD
                      GLOBAL HEALTH SCIENCE     HEALTHCARE         S&P 500
                     COMMON SHARES FUND(1,2)     INDEX(3)          INDEX(4)
                     ----------------------     ----------         --------
    12/96                   $10,000              $10,000            $10,000
    12/96                   $10,000               $9,779             $9,802
     1/97                   $10,330              $10,475            $10,414
     2/97                   $10,220              $10,678            $10,496
     3/97                    $9,620              $10,413            $10,064
     4/97                    $9,820              $11,061            $10,665
     5/97                   $10,530              $11,639            $11,315
     6/97                   $11,330              $12,697            $11,823
     7/97                   $11,760              $12,999            $12,763
     8/97                   $11,260              $11,842            $12,048
     9/97                   $12,020              $12,617            $12,708
    10/97                   $12,220              $12,560            $12,284
    11/97                   $12,710              $12,911            $12,853
    12/97                   $12,735              $13,408            $13,072
     1/98                   $13,235              $14,441            $13,217
     2/98                   $14,233              $15,243            $14,170
     3/98                   $14,827              $15,421            $14,896
     4/98                   $15,231              $15,543            $15,046
     5/98                   $14,870              $15,206            $14,788
     6/98                   $15,539              $15,984            $15,389
     7/98                   $15,135              $15,998            $15,224
     8/98                   $13,064              $14,677            $13,025
     9/98                   $14,551              $15,728            $13,856
    10/98                   $15,305              $16,639            $14,984
    11/98                   $16,081              $17,493            $15,893
    12/98                   $16,962              $18,287            $16,808
     1/99                   $16,782              $18,148            $17,511
     2/99                   $16,368              $18,022            $16,967
     3/99                   $16,389              $18,310            $17,645
     4/99                   $15,275              $17,100            $18,329
     5/99                   $15,466              $16,695            $17,896
     6/99                   $16,188              $17,069            $18,891
     7/99                   $15,911              $16,460            $18,301
     8/99                   $16,517              $16,978            $18,210
     9/99                   $15,369              $16,251            $17,711
    10/99                   $15,847              $17,685            $18,832
    11/99                   $16,432              $17,668            $19,217
    12/99                   $18,047              $16,397            $20,347
     1/00                   $19,460              $16,473            $19,325
     2/00                   $22,701              $15,314            $18,959
     3/00                   $19,450              $16,525            $20,814
     4/00                   $18,472              $17,276            $20,188
     5/00                   $17,993              $17,784            $19,774
     6/00                   $21,860              $19,144            $20,261
     7/00                   $22,061              $18,365            $19,945
     8/00                   $25,438              $18,348            $21,183
     9/00                   $26,978              $19,174            $20,064
    10/00                   $25,553              $19,404            $19,980
    11/00                   $23,992              $20,228            $18,404
    12/00                   $25,064              $20,764            $18,494
     1/01                   $22,615              $19,089            $19,151
     2/01                   $21,415              $19,163            $17,404
     3/01                   $18,956              $17,919            $16,302
     4/01                   $21,242              $18,261            $17,569
     5/01                   $22,398              $18,420            $17,686
     6/01                   $23,159              $17,859            $17,256
     7/01                   $22,085              $18,558            $17,086
     8/01                   $21,762              $17,903            $16,016
     9/01                   $20,239              $18,236            $14,723
    10/01                   $21,532              $18,004            $15,004
    11/01                   $22,813              $18,437            $16,155
    12/01                   $23,066              $18,015            $16,296
     1/02                   $20,930              $17,592            $16,059
     2/02                   $19,742              $17,880            $15,749
     3/02                   $20,458              $17,939            $16,341
     4/02                   $19,270              $17,263            $15,351
     5/02                   $18,474              $16,859            $15,238
     6/02                   $16,996              $15,736            $14,152
     7/02                   $16,107              $14,995            $13,049
     8/02                   $15,726              $15,004            $13,135

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
     HEALTH SCIENCES FUND CLASS A SHARES(1,2,5), THE MSCI WORLD HEALTHCARE INDEX(3) AND THE S&P 500 INDEX(4) FROM INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                      CREDIT SUISSE
                  GLOBAL HEALTH SCIENCE         MSCI WORLD             S&P 500
                  CLASS A SHARES(1,2,5)    HEALTHCARE INDEX(3)         INDEX(4)
                  ---------------------    -------------------         --------
   11/01                $9,425                  $10,000                $10,000
   12/01                $9,534                   $9,771                $10,088
    1/02                $8,647                   $9,541                 $9,940
    2/02                $8,156                   $9,698                 $9,749
    3/02                $8,452                   $9,730                $10,115
    4/02                $7,960                   $9,363                 $9,502
    5/02                $7,631                   $9,144                 $9,432
    6/02                $7,021                   $8,535                 $8,760
    7/02                $6,653                   $8,133                 $8,078
    8/02                $6,495                   $8,155                 $8,130

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                                           INCEPTION
                                           1 YEAR    3 YEARS    5 YEARS     TO DATE
                                           ------    -------    -------    ---------
Common Class                               (27.75%)  (1.62%)     6.91%        8.31%
Class A Without Sales Charge                   --       --         --       (31.07%)(6)
Class A With Maximum
     Sales Charge                              --       --         --       (35.05%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                                           INCEPTION
                                           1 YEAR    3 YEARS    5 YEARS     TO DATE
                                           ------    -------    -------    ---------
Common Class                               (24.47%)  (0.18%)     4.93%        7.66%
Class A Without Sales Charge                   --       --         --       (33.00%)(6)
Class A With Maximum
     Sales Charge                              --       --         --       (36.86%)(6)

(1) Name changed from Credit Suisse Warburg Pincus Global Health Sciences Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The MSCI World Healthcare Index is a sector-level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector. Investors cannot invest directly in an index.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -35.05%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
--------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class Shares of Credit Suisse Global Financial Services Fund(1,2) (the "Fund") had a loss of 12.59% vs. a decline of 19.79% for the MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials)(3) and a decline of 17.99% for the S&P 500 Index(4).

     The Class A Shares (without Sales Charge)(5) of the Fund had a loss of 9.47%, for the period from November 30, 2001 (inception date) through August 31, 2002, vs. a decline of 18.13% for the MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials)(3) and a decline of 18.70% for the S&P 500 Index(4).

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment steadily deteriorated as the period progressed. This was largely due to widespread concerns over accounting and corporate-governance issues and a lackluster profit backdrop. In addition, investors began to conclude that the economy, while still growing, would disappoint in the second half of 2002. There were few places to hide, with even many traditionally defensive sectors posting significant losses.

     Financial-services stocks were not spared in the selloff, despite a largely favorable interest-rate backdrop (the U.S. Federal Reserve reduced short-term interest rates to their lowest level in 40 years during the period, and other major central banks cut rates as well).

     Against this backdrop, the Fund struggled, though it outperformed its benchmarks. Stocks that helped the Fund's return included specific bank stocks from Europe and North America. On the negative side, many of the Fund's insurance and diversified financial holdings were hurt by the general weakness in global stock markets and by worries over the economy.

     Going forward, we will remain focused on identifying companies that we deem to be attractively priced, based on factors such as their growth prospects and balance sheet profiles. We will maintain a bottom-up stock-selection process, though our analysis will continue to consider currency, interest-rate, and other macroeconomic data to help establish regional and sector allocations.

Sincerely yours,

Credit Suisse Asset Management, LLC


D. Susan Everly           Katherine O'Donovan             Robert E. Rescoe
Co-Portfolio Manager      Co-Portfolio Manager            Co-Portfolio Manager


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS BY INVESTING IN A GROUP OF RELATED INDUSTRIES (FINANCIAL-SERVICES SECTOR), IT IS SUBJECT TO INCREASED RISK. INVESTORS MAY WANT TO ONLY CONSIDER IT FOR THE AGGRESSIVE PORTION OF THEIR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND COMMON CLASS(1,2),
       THE MSCI ALL COUNTRY WORLD FREE INDEX(3) AND THE S&P 500 INDEX(4)
                     FROM INCEPTION (12/28/00). (UNAUDITED)

[CHART]

                                                  MSCI ALL COUNTRY WORLD
                 CREDIT SUISSE GLOBAL              INDEX FREE INDUSTRY
               FINANCIAL SERVICES FUND            SECTORS(3) (FINANCIALS              S&P 500
                    COMMON CLASS(1,2)           AND DIVERSIFIED FINANCIALS)           INDEX(4)
               -----------------------          ---------------------------           --------
   12/00                $10,000                            $10,000                     $10,000
   12/00                 $9,870                            $10,000                     $10,049
    1/01                 $9,860                            $10,262                     $10,405
    2/01                 $9,210                             $9,376                      $9,457
    3/01                 $8,690                             $8,711                      $8,858
    4/01                 $8,990                             $9,347                      $9,546
    5/01                 $9,110                             $9,459                      $9,610
    6/01                 $9,200                             $9,250                      $9,376
    7/01                 $8,780                             $8,922                      $9,284
    8/01                 $8,740                             $8,383                      $8,703
    9/01                 $8,080                             $7,385                      $8,000
   10/01                 $8,080                             $7,662                      $8,152
   11/01                 $8,450                             $8,144                      $8,778
   12/01                 $8,530                             $8,288                      $8,855
    1/02                 $8,240                             $7,917                      $8,725
    2/02                 $8,211                             $7,576                      $8,557
    3/02                 $8,620                             $8,292                      $8,879
    4/02                 $8,670                             $7,838                      $8,341
    5/02                 $8,701                             $7,878                      $8,279
    6/02                 $8,261                             $7,949                      $7,689
    7/02                 $7,561                             $7,122                      $7,090
    8/02                 $7,640                             $6,667                      $7,137

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND CLASS A SHARES(1,2,5), THE MSCI ALL COUNTRY
                WORLD FREE INDEX(3) AND THE S&P 500 INDEX(4) FROM
                       INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                                                  MSCI ALL COUNTRY WORLD
                 CREDIT SUISSE GLOBAL              INDEX FREE INDUSTRY
               FINANCIAL SERVICES FUND            SECTORS(3) (FINANCIALS              S&P 500
                     CLASS A(1,2,5)             AND DIVERSIFIED FINANCIALS)           INDEX(4)
               -----------------------          ---------------------------           --------
   11/01                 $9,425                             $10,000                    $10,000
   12/01                 $9,536                             $10,177                    $10,088
    1/02                 $9,212                              $9,722                     $9,940
    2/02                 $9,167                              $9,303                     $9,749
    3/02                 $9,613                             $10,182                    $10,115
    4/02                 $9,668                              $9,625                     $9,502
    5/02                 $9,712                              $9,673                     $9,432
    6/02                 $9,209                              $8,947                     $8,760
    7/02                 $8,439                              $8,017                     $8,078
    8/02                 $8,528                              $8,187                     $8,130

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                             INCEPTION
                                            1 YEAR            TO DATE
                                            ------           ---------
Common Class                               (12.59%)          (14.83%)
Class A Without Sales Charge                   --             (9.47%)(6)
Class A With Maximum Sales Charge              --            (14.72%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                             INCEPTION
                                            1 YEAR            TO DATE
                                            ------           ---------
Common Class                               (16.46%)          (20.03%)
Class A Without Sales Charge                   --            (20.12%)(6)
Class A With Maximum Sales Charge              --            (24.75%)(6)

(1) Name changed from Credit Suisse Warburg Pincus Global Financial Services Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials) is an unmanaged index (with no defined investment objective) of common stocks of financial companies. Investors cannot invest directly in an index.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -14.72%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
--------------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (97.4%)
AUSTRALIA (0.5%)
MEDIA (0.5%)
    News Corporation, Ltd. ADR                                   22,000   $   402,600
                                                                          -----------
TOTAL AUSTRALIA                                                               402,600
                                                                          -----------

BELGIUM (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
    Telindus Group NV - Strip VVPR                                  305             3
                                                                          -----------
TOTAL BELGIUM                                                                       3
                                                                          -----------

BERMUDA (1.9%)
INDUSTRIAL CONGLOMERATES (1.3%)
    Tyco International, Ltd.                                     63,200       991,608
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
    Marvell Technology Group, Ltd.*                              22,000       419,320
                                                                          -----------
TOTAL BERMUDA                                                               1,410,928
                                                                          -----------

CANADA (2.1%)
COMPUTERS & PERIPHERALS (1.8%)
    ATI Technologies, Inc.*                                     225,000     1,311,750
                                                                          -----------

SOFTWARE (0.3%)
    Cognos, Inc.*                                                10,100       182,305
                                                                          -----------
TOTAL CANADA                                                                1,494,055
                                                                          -----------

FINLAND (1.4%)
COMMUNICATIONS EQUIPMENT (1.4%)
    Nokia Oyj                                                    37,000       494,196
    Nokia Oyj ADR                                                38,300       509,007
                                                                          -----------
TOTAL FINLAND                                                               1,003,203
                                                                          -----------

INDONESIA (1.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
    PT Telekomunikasi Indonesia ADR                             131,500     1,038,850
                                                                          -----------
TOTAL INDONESIA                                                             1,038,850
                                                                          -----------

JAPAN (4.5%)
HOUSEHOLD DURABLES (3.2%)
    Nintendo Company, Ltd.                                       12,200     1,475,545
    Sega Corp.Section                                            34,800       835,036
                                                                          -----------
                                                                            2,310,581
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
    NTT DoCoMo, Inc.Section                                         436       926,681
                                                                          -----------
TOTAL JAPAN                                                                 3,237,262
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
MALAYSIA (1.2%)
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    Maxis Communications Berhad*                                602,000   $   887,161
                                                                          -----------
TOTAL MALAYSIA                                                                887,161
                                                                          -----------

MEXICO (3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
    Telefonos de Mexico SA de CV ADR                             64,620     1,914,691
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    America Movil SA de CV ADR                                   28,760       398,326
                                                                          -----------
TOTAL MEXICO                                                                2,313,017
                                                                          -----------

NETHERLANDS (5.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
    Koninklijke (Royal) KPN NV*                                 327,977     1,797,942
                                                                          -----------

HOUSEHOLD DURABLES (1.7%)
    Koninklijke (Royal) Philips Electronics NV                   63,100     1,262,350
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
    ASML Holding NV*                                            111,620     1,141,686
                                                                          -----------
TOTAL NETHERLANDS                                                           4,201,978
                                                                          -----------

NORWAY (1.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Tandberg ASA                                                 58,800       698,666
                                                                          -----------
TOTAL NORWAY                                                                  698,666
                                                                          -----------

PORTUGAL (2.8%)
WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    Vodafone Telecel - Comunicacoes Pessoais SA                 268,300     2,052,275
                                                                          -----------
TOTAL PORTUGAL                                                              2,052,275
                                                                          -----------

SOUTH KOREA (7.0%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.2%)
    Samsung Electronics Company, Ltd.*                           11,000     3,029,244
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    SK Telecom Company, Ltd. ADR                                 95,400     2,075,904
                                                                          -----------
TOTAL SOUTH KOREA                                                           5,105,148
                                                                          -----------

TAIWAN (4.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.5%)
    Taiwan Semiconductor Manufacturing Company, Ltd. ADR        168,800     1,379,096
    United Microelectronics Corp.*                            2,265,442     1,858,926
                                                                          -----------
                                                                            3,238,022
                                                                          -----------
TOTAL TAIWAN                                                                3,238,022
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (2.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    BT Group PLC                                                183,300   $   567,094
                                                                          -----------

SOFTWARE (0.1%)
    Insignia Solutions, Inc. ADR*                               107,300        64,337
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
    Vodafone Group PLC                                          833,600     1,334,628
                                                                          -----------
TOTAL UNITED KINGDOM                                                        1,966,059
                                                                          -----------

UNITED STATES (57.4%)
AEROSPACE & DEFENSE (0.6%)
    United Technologies Corp.                                     7,000       415,730
                                                                          -----------

AUTO COMPONENTS (1.7%)
    Gentex Corp.*                                                42,400     1,261,824
                                                                          -----------

COMMUNICATIONS EQUIPMENT (6.4%)
    CIENA Corp.*                                                 73,800       299,554
    Cisco Systems, Inc.*                                        134,525     1,859,136
    Comverse Technology, Inc.*                                   61,930       505,349
    Juniper Networks, Inc.*Section                               52,500       381,675
    Motorola, Inc.                                              135,700     1,628,400
                                                                          -----------
                                                                            4,674,114
                                                                          -----------

COMPUTERS & PERIPHERALS (3.4%)
    Apple Computer, Inc.*                                        25,000       368,750
    Dell Computer Corp.*                                         45,800     1,218,738
    Hewlett-Packard Co.                                          61,732       829,061
    Sun Microsystems, Inc.*                                      23,400        86,346
                                                                          -----------
                                                                            2,502,895
                                                                          -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    AT&T Corp.                                                   39,100       477,802
    SBC Communications, Inc.                                     15,500       383,470
    Verizon Communications, Inc.                                 12,000       372,000
                                                                          -----------
                                                                            1,233,272
                                                                          -----------

ELECTRICAL EQUIPMENT (2.3%)
    Harris Corp.                                                 53,100     1,696,545
                                                                          -----------

HEALTHCARE EQUIPMENT & SUPPLIES (4.6%)
    Baxter International, Inc.                                   30,000     1,088,700
    Biomet, Inc.                                                 35,500       953,530
    Medtronic, Inc.                                              31,500     1,297,170
                                                                          -----------
                                                                            3,339,400
                                                                          -----------

INTERNET & CATALOG RETAIL (0.3%)
    eBay, Inc.*Section                                            3,500       198,065
                                                                          -----------

INTERNET SOFTWARE & SERVICES (0.7%)
    VeriSign, Inc.*                                              65,500       470,290
                                                                          -----------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
IT CONSULTING & SERVICES (0.3%)
    Electronic Data Systems Corp.                                 5,900   $   237,534
                                                                          -----------

MACHINERY (1.8%)
    SPX Corp.*                                                   12,100     1,314,060
                                                                          -----------

MEDIA (11.8%)
    AOL Time Warner, Inc.*                                       99,433     1,257,827
    Clear Channel Communications, Inc.*                          46,100     1,575,698
    Comcast Corp. Special Class A*                               29,000       691,070
    Cox Radio, Inc. Class A*Section                              34,500       827,310
    Gannett Company, Inc.                                         9,700       736,812
    Liberty Media Corp. Class A*                                250,000     2,090,000
    Viacom, Inc. Class B*                                        33,500     1,363,450
                                                                          -----------
                                                                            8,542,167
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.0%)
    Agere Systems, Inc. Class A*Section                         199,900       317,841
    Analog Devices, Inc.*                                         7,700       185,570
    Applied Materials, Inc.*                                     11,200       149,632
    Intel Corp.                                                  92,100     1,535,307
    Linear Technology Corp.                                       7,100       186,162
    Micron Technology, Inc.*                                     46,300       798,675
    Teradyne, Inc.*                                              25,500       322,575
    Texas Instruments, Inc.                                      42,600       839,220
                                                                          -----------
                                                                            4,334,982
                                                                          -----------

SOFTWARE (14.1%)
    Activision, Inc.*                                            28,000       780,360
    Adobe Systems, Inc.                                          64,200     1,290,420
    BMC Software, Inc.*                                          44,000       611,600
    Electronic Arts, Inc.*Section                                23,500     1,486,610
    Microsoft Corp.*(1)                                          52,125     2,558,295
    Network Associates, Inc.*Section                             77,000     1,001,000
    Oracle Corp.*                                               100,300       961,877
    THQ, Inc.*Section                                            35,500       820,050
    VERITAS Software Corp.*                                      45,875       742,716
                                                                          -----------
                                                                           10,252,928
                                                                          -----------

SPECIALTY RETAIL (0.8%)
    Best Buy Company, Inc.*                                      27,500       583,000
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    AT&T Wireless Services, Inc.*Section                        127,936       632,003
                                                                          -----------

TOTAL UNITED STATES                                                        41,688,809
                                                                          -----------

TOTAL COMMON STOCKS (Cost $104,127,043)                                    70,738,036
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Company, Ltd.*   (Cost $0)       1,599,978   $         0
                                                                          -----------

                                                                  PAR
                                                                 (000)
                                                               ---------

SHORT-TERM INVESTMENT (1.6%)
    State Street Bank and Trust Co.
    Euro Time Deposit, 1.688%, 9/03/02
    (Cost $1,177,000)                                            $1,177     1,177,000
                                                                          -----------

TOTAL COMMON STOCKS AND SHORT-TERM INVESTMENTS
    (Cost $105,304,043)                                                   71,915,036
                                                                          -----------

                                                               NUMBER OF
                                                                 SHARES
                                                               ---------

SECURITIES SOLD SHORT ((0.5%))
UNITED STATES ((0.5%))
SEMICONDUCTOR EQUIPMENT & PRODUCTS ((0.5)%)
    Advanced Micro Devices, Inc.* (Cost ($391,468))            (38,000)      (336,300)
                                                                          -----------

TOTAL INVESTMENTS AT VALUE (98.5%) (Cost $104,912,575)                     71,578,736

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                                1,083,687
                                                                          -----------

NET ASSETS (100.0%)                                                       $72,662,423
                                                                          ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------

      *    Non-income producing security.

Section    Security or portion thereof is out on loan.

    (1) Security or portion of the security has been designated as collateral for securities sold short.

     ++ Security is fair valued in good faith by management and approved by the Board of Directors.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
--------------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------       -----------
COMMON STOCKS (97.9%)
CANADA (0.5%)
PHARMACEUTICALS (0.5%)
    Biovail Corp.*                                                8,500        $   228,140
                                                                               -----------
TOTAL CANADA                                                                       228,140
                                                                               -----------

ISRAEL (1.4%)
PHARMACEUTICALS (1.4%)
    Teva Pharmaceutical Industries, Ltd. ADR                      9,600            636,480
                                                                               -----------
TOTAL ISRAEL                                                                       636,480
                                                                               -----------

UNITED KINGDOM (4.0%)
PHARMACEUTICALS (4.0%)
    Galen Holdings PLC ADR                                       21,500            560,398
    Shire Pharmaceuticals Group PLC ADR*                         41,200          1,202,628
                                                                               -----------
                                                                                 1,763,026
                                                                               -----------
TOTAL UNITED KINGDOM                                                             1,763,026
                                                                               -----------

UNITED STATES (92.0%)
BIOTECHNOLOGY (21.4%)
    Affymetrix, Inc.*                                           116,700          2,101,767
    Applera Corp. - Celera Genomics Group*                       72,600            686,070
    Array BioPharma, Inc.*                                       54,900            458,964
    Cubist Pharmaceuticals, Inc.*                                48,500            354,050
    Enzon, Inc.*                                                 12,700            279,400
    Genentech, Inc.*                                             28,500            934,515
    IDEC Pharmaceuticals Corp.*                                  51,900          2,085,342
    Invitrogen Corp.*                                            29,400          1,046,640
    Medarex, Inc.*                                               59,400            362,340
    Medimmune, Inc.*                                             18,700            479,842
    OSI Pharmaceuticals, Inc.*                                   13,900            217,952
    Protein Design Labs, Inc.*                                   50,300            521,158
                                                                               -----------
                                                                                 9,528,040
                                                                               -----------

CHEMICALS (0.4%)
    Monsanto Co.                                                  9,740            178,924
                                                                               -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
    Fisher Scientific International, Inc.*                       26,700            767,892
                                                                               -----------

HEALTHCARE EQUIPMENT & SUPPLIES (9.2%)
    Baxter International, Inc.                                   28,200          1,023,378
    Biomet, Inc.                                                  9,200            247,112
    Medtronic, Inc.                                              36,100          1,486,598
    Respironics, Inc.*                                           20,200            684,578
    Therasense, Inc.*                                            38,600            660,060
                                                                               -----------
                                                                                 4,101,726
                                                                               -----------

HEALTHCARE PROVIDERS & SERVICES (26.9%)
    AdvancePCS*                                                  18,000            348,480
    AmerisourceBergen Corp.                                      11,100            804,861

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------       -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
    Anthem, Inc.*                                                30,800       $  1,943,788
    Caremark Rx, Inc.*                                           28,200            456,840
    Community Health Care*                                       29,800            712,220
    Express Scripts, Inc.*                                       22,800          1,094,400
    HCA, Inc.                                                    13,300            619,115
    Health Management Associates, Inc. Class A*                  38,700            744,975
    Laboratory Corporation of America Holdings*                  20,952            658,940
    LifePoint Hospitals, Inc.*                                   44,200          1,336,608
    Omnicare, Inc.                                               35,700            795,039
    Quest Diagnostics, Inc.*                                     12,800            717,440
    Select Medical Corp.*                                        29,700            435,105
    WebMD Corp.*                                                218,000          1,286,200
                                                                               -----------
                                                                                11,954,011
                                                                               -----------

IT CONSULTING & SERVICES (2.2%)
    Priority Healthcare Corp. Class B*                           38,600            970,018
                                                                               -----------

PHARMACEUTICALS (30.2%)
    CollaGenex Pharmaceuticals, Inc.*                            64,400            376,740
    ICN Pharmaceuticals, Inc.                                    34,500            350,520
    Johnson & Johnson                                            28,412          1,543,056
    King Pharmaceuticals, Inc.*                                  98,249          2,093,686
    Mylan Laboratories, Inc.                                     58,000          1,893,700
    Pfizer, Inc.                                                 24,425            807,979
    Pharmacia Corp.                                              57,097          2,495,139
    Scios, Inc.*                                                 64,600          1,554,276
    Sepracor, Inc.*                                              56,900            316,933
    SICOR, Inc.*                                                 56,300            914,875
    Trimeris, Inc.*                                              24,500          1,114,750
                                                                               -----------
                                                                                13,461,654
                                                                               -----------
TOTAL UNITED STATES                                                             40,962,265
                                                                               -----------


TOTAL COMMON STOCKS (Cost $50,492,717)                                          43,589,911
                                                                               -----------

                                                                  PAR
                                                                 (000)
                                                               ---------

SHORT-TERM INVESTMENT (2.2%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.688%, 9/03/02
    (Cost $957,000)                                                $957            957,000
                                                                               -----------

TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $51,449,717)                          44,546,911
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                      (31,721)
                                                                               -----------

NET ASSETS (100.0%)                                                            $44,515,190
                                                                               ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
*    Non-income producing security.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES           VALUE
                                                                 ---------       -----------
COMMON STOCKS (94.8%)
AUSTRALIA (1.5%)
BANKS (1.5%)
    National Australia Bank, Ltd.                                   762           $ 14,542
                                                                                  --------
TOTAL AUSTRALIA                                                                     14,542
                                                                                  --------

CANADA (2.9%)
BANKS (2.9%)
    Royal Bank of Canada                                            800             28,718
                                                                                  --------
TOTAL CANADA                                                                        28,718
                                                                                  --------

FRANCE (6.8%)
BANKS (5.7%)
    BNP Paribas SA                                                  941             43,889
    Societe Generale                                                200             11,856
                                                                                  --------
                                                                                    55,745
                                                                                  --------

INSURANCE (1.1%)
    Axa                                                             800             10,960
                                                                                  --------
TOTAL FRANCE                                                                        66,705
                                                                                  --------

GERMANY (0.9%)
INSURANCE (0.9%)
    Muenchener Rueckversicherungs-Gesellschaft AG                    50              9,105
                                                                                  --------
TOTAL GERMANY                                                                        9,105
                                                                                  --------

IRELAND (4.0%)
BANKS (4.0%)
    Allied Irish Banks PLC                                        2,978             38,549
                                                                                  --------
TOTAL IRELAND                                                                       38,549
                                                                                  --------

ITALY (1.0%)
BANKS (1.0%)
    UniCredito Italiano SpA                                       2,500              9,463
                                                                                  --------
TOTAL ITALY                                                                          9,463
                                                                                  --------

JAPAN (3.2%)
BANKS (3.2%)
    Sumitomo Mitsui Banking Corp.                                 6,000             30,819
                                                                                  --------
TOTAL JAPAN                                                                         30,819
                                                                                  --------

SPAIN (2.0%)
BANKS (2.0%)
    Banco Santander Central Hispano SA*                           2,861             19,107
                                                                                  --------
TOTAL SPAIN                                                                         19,107
                                                                                  --------

SWITZERLAND (5.5%)
BANKS (4.5%)
    UBS AG                                                          921             43,392
                                                                                  --------

See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                  SHARES           VALUE
                                                                 ---------       -----------
COMMON STOCKS (CONTINUED)
SWITZERLAND (CONTINUED)
INSURANCE (1.0%)
    Zurich Financial Services AG                                    100           $  9,896
                                                                                  --------
TOTAL SWITZERLAND                                                                   53,288
                                                                                  --------

UNITED KINGDOM (9.0%)
BANKS (8.2%)
    HBOS PLC                                                      3,300             36,959
    Royal Bank of Scotland Group PLC                                873             20,837
    Standard Chartered PLC                                        1,900             21,749
                                                                                  --------
                                                                                    79,545
                                                                                  --------

INSURANCE (0.8%)
    Aviva PLC                                                     1,050              8,105
                                                                                  --------
TOTAL UNITED KINGDOM                                                                87,650
                                                                                  --------

UNITED STATES (58.0%)
BANKS (15.1%)
    Bank of America Corp.                                           800             56,064
    Charter One Financial, Inc.                                     900             30,330
    Wells Fargo & Co.                                             1,150             60,019
                                                                                  --------
                                                                                   146,413
                                                                                  --------

DIVERSIFIED FINANCIALS (21.1%)
    Citigroup, Inc.                                               1,800             58,950
    Freddie Mac                                                     700             44,870
    Household International, Inc.                                   650             23,471
    J.P. Morgan Chase & Co.                                       1,200             31,680
    Lehman Brothers Holdings, Inc.                                  800             45,608
                                                                                  --------
                                                                                   204,579
                                                                                  --------

INDUSTRIAL CONGLOMERATES (4.0%)
    General Electric Co.                                          1,300             39,195
                                                                                  --------

INSURANCE (17.8%)
    AFLAC, Inc.                                                   1,600             48,976
    American International Group, Inc.                              600             37,680
    Lincoln National Corp.                                          500             18,525
    MBIA, Inc.                                                      800             36,768
    St. Paul Companies, Inc.                                        900             27,378
    Travelers Property Casualty Corp. Class A*                       78              1,222
    Travelers Property Casualty Corp. Class B*                      160              2,603
                                                                                  --------
                                                                                   173,152
                                                                                  --------
TOTAL UNITED STATES                                                                563,339
                                                                                  --------

TOTAL COMMON STOCKS (Cost $973,193)                                                921,285
                                                                                  --------

TOTAL INVESTMENTS AT VALUE (94.8%) (Cost $973,193)                                 921,285

OTHER ASSETS IN EXCESS OF LIABILITIES (5.2%)                                        50,295
                                                                                  --------

NET ASSETS (100.0%)                                                               $971,580
                                                                                  ========

--------------------------------------------------------------------------------
*    Non-income producing security.

                See Accompanying Notes to Financial Statements.#

CREDIT SUISSE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2002
--------------------------------------------------------------------------------

                                                                      GLOBAL            GLOBAL             GLOBAL
                                                                    TECHNOLOGY      HEALTH SCIENCES       FINANCIAL
                                                                       FUND              FUND           SERVICES FUND
                                                                    ----------      ---------------     -------------
ASSETS
    Investments at value (Cost $105,304,043, $51,449,717,
      and $973,193, respectively)                                 $  71,915,0361      $44,546,911        $  921,285
    Cash                                                                  98,375               12            16,569
    Foreign Cash (Cost $860, $0 and $1,250 respectively)                     853               --             1,399
    Receivable for fund shares sold                                      878,603           37,309                --
    Receivable for investments sold                                      391,468               --                --
    Dividend, interest and reclaim receivable                             31,990           13,690             3,341
    Collateral received for securities loaned                          7,434,206               --                --
    Receivable from investment adviser                                        --           41,987            51,155
    Prepaid expenses and other assets                                     20,918           13,051             8,420
                                                                  --------------      -----------        ----------
     Total assets                                                     80,771,449       44,652,960         1,002,169
                                                                  --------------      -----------        ----------

LIABILITIES
    Securities sold short at value (proceeds $391,468)                   336,300               --                --
    Advisory fee payable                                                   6,315               --                --
    Administrative services fee payable                                    8,832            8,094             3,793
    Directors' fee payable                                                 4,240            4,211             4,057
    Payable for investments purchased                                         --           30,623                --
    Payable for fund shares purchased                                    104,117               --                --
    Payable upon return of securities loaned                           7,434,206               --                --
    Distribution fee payable                                              15,414            9,652               206
    Other accrued expenses payable                                       199,602           85,190            22,533
                                                                  --------------      -----------        ----------
     Total liabilities                                                 8,109,026          137,770            30,589
                                                                  --------------      -----------        ----------

NET ASSETS
    Capital Stock, $0.001 par value                                        3,825            3,269               127
    Paid-in capital                                                  325,218,436       54,461,123         1,365,272
    Accumulated undistributed net investment income (loss)               (70,692)              --             1,095
    Accumulated net realized loss from investments
      and foreign currency transactions                             (219,155,298)      (3,046,555)         (343,155)
    Net unrealized depreciation from investments
      and foreign currency translations                              (33,333,848)      (6,902,647)          (51,759)
                                                                  --------------      -----------        ----------
    Net Assets                                                    $   72,662,423      $44,515,190        $  971,580
                                                                  ==============      ===========        ==========

COMMON SHARES
    Net assets                                                    $   71,472,726      $44,484,414       $   965,255
    Shares outstanding                                                 3,762,287        3,266,765           126,260
                                                                  --------------      -----------        ----------
    Net asset value, offering price and redemption price
      per share                                                           $19.00           $13.62             $7.64
                                                                          ======           ======             =====

A SHARES
    Net assets                                                    $    1,189,697      $    30,776       $     6,325
    Shares outstanding                                                    62,628            2,260               827
                                                                  --------------      -----------        ----------
    Net asset value and redemption price per share                        $19.00           $13.62             $7.65
                                                                          ======           ======             =====

    Maximum offering price per share
      (net asset value/(1-5.75%))                                         $20.16           $14.45             $8.12
                                                                          ======           ======             =====

--------------------------------------------------------------------------------
(1)  Includes $6,899,899 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2002
--------------------------------------------------------------------------------

                                                                        GLOBAL              GLOBAL                 GLOBAL
                                                                      TECHNOLOGY        HEALTH SCIENCES           FINANCIAL
                                                                         FUND                FUND               SERVICES FUND
                                                                      ----------        ---------------         -------------
INVESTMENT INCOME
    Dividends                                                       $    730,027         $    181,136             $  29,157
    Interest                                                              76,084               36,632                   417
    Securities lending                                                   111,631                   14                    --
    Foreign taxes withheld                                               (66,348)              (2,142)               (1,490)
                                                                    ------------         ------------             ---------
     Total investment income                                             851,394              215,640                28,084
                                                                    ------------         ------------             ---------

EXPENSES
    Investment advisory fees                                           1,134,583              750,233                14,439
    Administrative services fees                                         146,209              133,908                 3,788
    Shareholder servicing/Distribution fees                              283,486              187,558                 4,011
    Transfer agent fees                                                  544,679              237,768                 4,204
    Printing fees                                                        141,239              114,062                51,065
    Legal fees                                                            40,062               56,627                48,401
    Registration fees                                                     69,811               61,564                61,831
    Custodian fees                                                        40,144                8,067                 4,156
    Audit fees                                                            17,807               21,866                17,166
    Directors fees                                                        22,900               22,641                22,372
    Insurance expense                                                     12,102                5,917                    42
    Interest expense                                                         974                8,003                    --
    Miscellaneous expense                                                    804                7,453                 6,704
                                                                    ------------         ------------             ---------
     Total expenses                                                    2,454,800            1,615,667               238,179
    Less: fees waived, expenses reimbursed and transfer
      agent offsets                                                     (581,876)            (422,798)             (214,113)
                                                                    ------------         ------------             ---------
     Net expenses                                                      1,872,924            1,192,869                24,066
                                                                    ------------         ------------             ---------
      Net investment income (loss)                                    (1,021,530)            (977,229)                4,018
                                                                    ------------         ------------             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments                        (88,142,277)           2,369,948              (213,604)
    Net realized gain (loss) from foreign currency transactions          (83,014)               1,454                (2,926)
    Net change in unrealized appreciation (depreciation)
      from investments                                                38,479,546          (21,723,107)               85,232
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations                                   6,231                  113                    27
                                                                    ------------         ------------             ---------
    Net realized and unrealized loss from
      investments and foreign currency related items                 (49,739,514)         (19,351,592)             (131,271)
                                                                    ------------         ------------             ---------
    Net decrease in net assets resulting
      from operations                                               $(50,761,044)        $(20,328,821)            $(127,253)
                                                                    ============         ============             =========

                        See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      GLOBAL TECHNOLOGY FUND
                                                                                  ------------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  ------------------------------
                                                                                       2002             2001
                                                                                  ------------     -------------
FROM OPERATIONS
  Net Investment income (loss)                                                    $ (1,021,530)    $  (2,982,819)
  Net realized gain (loss) from investments and foreign currency transactions      (88,225,291)     (126,949,006)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                   38,485,777      (100,916,227)
                                                                                  ------------     -------------
    Net decrease in net assets resulting from operations                           (50,761,044)     (230,848,052)
                                                                                  ------------     -------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                     --       (14,140,026)
                                                                                  ------------     -------------
    Net decrease in net assets resulting from distributions                                 --       (14,140,026)
                                                                                  ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                      43,813,941       167,204,463
  Shares exchanged due to merger                                                     7,288,417                --
  Reinvestment of distributions                                                             --        13,397,882
  Net asset value of shares redeemed                                               (75,183,945)     (259,564,665)
                                                                                  ------------     -------------
    Net increase (decrease) in net assets from capital share transactions          (24,081,587)      (78,962,320)
                                                                                  ------------     -------------
  Net increase (decrease) in net assets                                            (74,842,631)     (323,950,398)
NET ASSETS
  Beginning of period                                                              147,505,054       471,455,452
                                                                                  ------------     -------------
  End of period                                                                   $ 72,662,423     $ 147,505,054
                                                                                  ============     =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                            $    (70,692)    $    (177,510)
                                                                                  ============     =============

---------------------
(1)  For the period December 28, 2000 (inception date) through August 31, 2001.


                 See Accompanying Notes to Financial Statements.

                                                                                   GLOBAL HEALTH SCIENCES FUND
                                                                                  -----------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  -----------------------------
                                                                                        2002            2001
                                                                                    ------------    ------------
FROM OPERATIONS
  Net Investment income (loss)                                                      $   (977,229)   $ (1,018,199)
  Net realized gain (loss) from investments and foreign currency transactions          2,371,402      (5,343,441)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                    (21,722,994)    (15,149,569)
                                                                                    ------------    ------------
    Net decrease in net assets resulting from operations                             (20,328,821)    (21,511,209)
                                                                                    ------------    ------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                       --      (8,674,426)
                                                                                    ------------    ------------
    Net decrease in net assets resulting from distributions                                   --      (8,674,426)
                                                                                    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                        20,189,724     124,234,896
  Shares exchanged due to merger                                                              --              --
  Reinvestment of distributions                                                               --       8,505,255
  Net asset value of shares redeemed                                                 (56,446,309)    (92,254,560)
                                                                                    ------------    ------------
    Net increase (decrease) in net assets from capital share transactions            (36,256,585)     40,485,591
                                                                                    ------------    ------------
  Net increase (decrease) in net assets                                              (56,585,406)     10,299,956
NET ASSETS
  Beginning of period                                                                101,100,596      90,800,640
                                                                                    ------------    ------------
  End of period                                                                     $ 44,515,190    $101,100,596
                                                                                    ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                              $         --    $        (71)
                                                                                    ============    ============

                                                                                  GLOBAL FINANCIAL SERVICES FUND
                                                                                  ------------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  ------------------------------
                                                                                         2002         2001(1)
                                                                                     -----------    ----------
FROM OPERATIONS
  Net Investment income (loss)                                                       $     4,018    $    6,252
  Net realized gain (loss) from investments and foreign currency transactions           (216,530)     (137,275)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                         85,259      (137,018)
                                                                                     -----------    ----------
    Net decrease in net assets resulting from operations                                (127,253)     (268,041)
                                                                                     -----------    ----------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                       --            --
                                                                                     -----------    ----------
    Net decrease in net assets resulting from distributions                                   --            --
                                                                                     -----------    ----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                           191,103     2,188,666
  Shares exchanged due to merger                                                              --            --
  Reinvestment of distributions                                                               --            --
  Net asset value of shares redeemed                                                  (1,005,738)       (7,157)
                                                                                     -----------    ----------
    Net increase (decrease) in net assets from capital share transactions               (814,635)    2,181,509
                                                                                     -----------    ----------
  Net increase (decrease) in net assets                                                 (941,888)    1,913,468
NET ASSETS
  Beginning of period                                                                  1,913,468            --
                                                                                     -----------    ----------
  End of period                                                                      $   971,580    $1,913,468
                                                                                     ===========    ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $     1,095    $       --
                                                                                     ===========    ==========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------------------------------
                                                       2002            2001             2000            1999             1998
                                                     -------         --------         --------        --------          ------
PER SHARE DATA
  Net asset value, beginning of period               $ 29.11         $  69.11         $  41.22        $  20.54          $17.30
                                                     -------         --------         --------        --------          ------

INVESTMENT OPERATIONS
  Net investment loss                                  (0.28)(1)        (0.75)           (0.44)          (0.04)          (0.01)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                     (9.83)          (36.86)           29.56           23.56            4.29

    Total from investment operations                  (10.11)          (37.61)           29.12           23.52            4.28

LESS DISTRIBUTIONS
  Distribution from net realized gains                    --            (2.39)           (1.23)          (2.84)          (1.04)
                                                     -------         --------         --------        --------          ------
NET ASSET VALUE, END OF PERIOD                       $ 19.00         $  29.11         $  69.11        $  41.22          $20.54
                                                     =======         ========         ========        ========          ======

    Total Return(2)                                   (34.73)%         (55.72)%          70.99%         120.73%          25.38%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $71,473         $147,504         $471,455         $65,165         $   718
    Ratio of expenses to average net assets             1.65%(3)         1.67%(3)         1.66%(3)        1.65%           1.65%
   Ratio of net investment loss to
     average net assets                                (0.90)%          (1.14)%          (0.89)%         (0.35)%         (0.03)%
     Decrease reflected in above operating
       expense ratios due to
       waivers/reimbursements                           0.51%            0.15%            0.11%           0.87%           5.21%
   Portfolio turnover rate                                68%             100%             143%            203%            169%

--------------------------------------------------------------------------------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002 and .02% for each of the years ended August 31, 2001 and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65%, 1.65% and 1.64% for the years ended August 31, 2002, 2001 and 2000, respectively.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                                  ENDED
                                                           AUGUST 31, 2002(1)
                                                           ------------------
PER SHARE DATA
  Net asset value, beginning of period                          $ 29.42
                                                                -------
INVESTMENT OPERATIONS
  Net investment loss(2)                                          (0.17)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                               (10.25)
                                                                -------
    Total from investment operations                             (10.42)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                  $ 19.00
                                                                =======

   Total Return(3)                                               (35.42)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                      $ 1,190
    Ratio of expenses to average net assets(4,5)                   1.65%
    Ratio of net investment loss to
      average net assets(5)                                       (1.03)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements(5)                                    0.76%
  Portfolio turnover rate                                            68%

--------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                         FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                              AUGUST 31,                        OCTOBER 31,
                                                  ----------------------------------        ------------------
                                                   2002          2001        2000(1)         1999        1998
                                                  -------      --------     --------        --------    ------

PER SHARE DATA
  Net asset value, beginning of period            $ 18.85       $  23.95     $ 14.92        $ 14.41     $ 12.22
                                                  -------       --------     -------        -------     -------

INVESTMENT OPERATIONS
  Net investment loss                               (0.23)(2)      (0.10)      (0.08)         (0.13)      (0.06)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                  (5.00)         (3.08)       9.11           0.64        2.97
                                                  -------       --------     -------        -------     -------
    Total from investment operations                (5.23)         (3.18)       9.03           0.51        2.91
                                                  -------       --------     -------        -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                 --             --          --             --       (0.04)
  Distribution from net realized gains                 --          (1.92)         --             --       (0.68)
                                                  -------       --------     -------        -------     -------
    Total dividends and distributions                  --          (1.92)         --             --       (0.72)
                                                  -------       --------     -------        -------     -------
  NET ASSET VALUE, END OF PERIOD                  $ 13.62       $  18.85     $ 23.95        $ 14.92     $ 14.41
                                                  =======       ========     =======        =======     =======

       Total Return(3)                             (27.75)%       (14.44)%     60.52%          3.54%      25.25%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)        $44,484       $101,101     $90,801        $47,574     $64,336
     Ratio of expenses to average net assets(4)      1.59%          1.60%       1.61%(5)       1.59%       1.59%
   Ratio of net investment income (loss) to
     average net assets                             (1.30)%        (1.05)%     (0.94)%5        0.62%      (0.58)%
     Decrease reflected in above operating
       expense ratios due to
       waivers/reimbursements                        0.56%          0.26%       0.28%(5)       0.29%       0.38%
   Portfolio turnover rate                             67%            35%        106%           146%         63%

--------------------------------------------------------------------------------
(1) Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002, .01% for the year ended August 31, 2001, and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the Fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the years ended August 31, 2002 and August 31, 2001, respectively, and 1.59% annualized for the period November 1, 1999 to August 31, 2000.

(5)  Annualized


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                               FOR THE PERIOD
                                                    ENDED
                                             AUGUST 31, 2002(1)
                                             ------------------
PER SHARE DATA
  Net asset value, beginning of period             $19.76
                                                   ------

INVESTMENT OPERATIONS
  Net investment loss(2)                            (0.14)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                  (6.00)
                                                   ------
      Total from investment operations              (6.14)
                                                   ------
NET ASSET VALUE, END OF PERIOD                     $13.62
                                                   ======

      Total Return(3)                              (31.07)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)         $   31
    Ratio of expenses to average net assets(4,5)     1.59%
    Ratio of net investment loss to
      average net assets(5)                         (1.32)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements(5)                      1.24%
  Portfolio turnover rate                              67%

--------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                FOR THE PERIOD
                                                ENDED AUGUST 31
                                              --------------------
                                                2002       2001(1)
                                              --------     -------
PER SHARE DATA
  Net asset value, beginning of period         $  8.74     $ 10.00
                                               -------     -------

INVESTMENT OPERATIONS
  Net investment income                          0.022        0.03
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)               (1.12)      (1.29)
                                               -------     -------
      Total from investment operations           (1.10)      (1.26)
                                               -------     -------
  NET ASSET VALUE, END OF PERIOD               $  7.64     $  8.74
                                               =======     =======

      Total Return(3)                           (12.59)%    (12.60)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)     $   965     $ 1,913
    Ratio of expenses to average net assets(4)    1.50%       1.50%(5)
    Ratio of net investment income to
      average net assets                          0.25%       0.48%(5)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                     13.26%      11.84%(5)
  Portfolio turnover rate                          114%         87%

--------------------------------------------------------------------------------
(1)  For the period December 28, 2000 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                               FOR THE PERIOD
                                                    ENDED
                                             AUGUST 31, 2002(1)
                                             ------------------
PER SHARE DATA
  Net asset value, beginning of period           $  8.74
                                                 -------

INVESTMENT OPERATIONS
  Net investment income(2)                          0.04
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                 (1.13)
                                                 -------
      Total from investment operations             (1.09)
                                                 -------
  NET ASSET VALUE, END OF PERIOD                 $  7.65
                                                 =======

      Total Return(3)                              (9.47)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)       $     6
    Ratio of expenses to average net assets(4)      1.50%(5)
    Ratio of net investment income to
      average net assets                            0.57%(5)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                       19.43%(5)
  Portfolio turnover rate                            114%

--------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) The total return is historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for period is not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2002
--------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Funds covered in this report are comprised of Credit Suisse Global Technology Fund, Inc. ("Global Technology"), Credit Suisse Global Health Sciences Fund, Inc. ("Global Health Sciences"), and Credit Suisse Global Financial Services Fund, Inc. ("Global Financial Services"), (each, a "Fund" and collectively, the OFundsO), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies. Global Technology, Global Health Sciences, and Global Financial Services Funds were each incorporated under the laws of the state of Maryland on July 31, 1998, October 24, 1996 and May 25, 2000, respectively.

     The Funds changed their legal names during the most recent fiscal year. A comparison of the old name and the new name, which was effective on December 12, 2001, is presented below:

 OLD NAME                                                              NEW NAME
 --------                                                              --------
 Credit Suisse Warburg Pincus Global Telecommunications Fund           Credit Suisse Global Technology Fund
 Credit Suisse Warburg Pincus Global Health Sciences Fund              Credit Suisse Global Health Sciences Fund
 Credit Suisse Warburg Pincus Global Financial Services Fund           Credit Suisse Global Financial Services Fund

     Investment objectives for each Fund are as follows: Global Technology seeks long-term capital appreciation; Global Health Sciences and Global Financial Services seek capital appreciation.

     Global Technology and Global Financial Services are authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Common and Class A shares of Global Financial Services and Global Technology are offered. Global Health Sciences is authorized to issue three classes of shares: Common, Advisor, and Class A, although only Common and Class A shares are being offered. Common shares for each fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of each Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of each applicable Fund's Class A shares. In addition, the Common, and Class A shares bear co-administration fees.

     During the current fiscal year, the classes offered by the Funds changed as follows: Global Technology closed the Advisor Class effective October 2, 2001. Global Technology and Global Health Sciences began offering Class A shares effective November 30, 2001, and closed the Common Class to new investors effective December 12, 2001. Global Financial Services began offering Class A shares effective November 30, 2001, and closed the Common Class to new investments effective December 12, 2001.

     Effective as of the close of business on April 26, 2002 the Global Technology Fund acquired all of the net assets of the Credit Suisse Technology Fund ("Technology Fund') in a tax-free exchange of shares. The shares exchanged were 221,743 shares of the Common Class shares of Global Technology (valued at $5,507,646) for 1,495,563 shares of the Common Class of the Technology Fund, 34,693 shares of Class A shares of Global Technology (valued at $861,096) for 235,172 shares of the Class A Shares of the Technology Fund, 24,002 shares of Class A shares of Global Technology (valued at $595,518) for 162,261 shares of the Class B Shares of the Technology Fund, 13,068 shares of Class A shares of Global Technology (valued at $324,157) for 89,071 shares of the Class A Shares of the Technology Fund. The aggregate net assets of Technology and Global Technology immediately before the acquisition were $7,288,417 which included ($8,507,702) of unrealized depreciation and $99,665,575 respectively, and the combined net assets of the Global Technology after the acquisition were $106,953,992.

     A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     B) FOREIGN CURRENCY TRANSACTIONS-- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At August 31, 2002, the Funds had no open forward foreign currency contracts.

     I) SHORT SALES -- When the Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace such security. A Fund will realize a gain if there is a decline in the price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with them. A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its net assets.

     J) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by Global Technology with respect to such loans (including the right to draw on letter of credit) at August 31, 2002 is as follows:

           MARKET VALUE OF                                VALUE OF
           SECURITIES LOANED                         COLLATERAL RECEIVED
           -----------------                         -------------------
           $6,899,899                                    $7,434,206

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by Global Technology and Global Health Sciences Funds to act as the Fund's securities lending agent. For the year ended August 31, 2002, Global Technology and Global Health Sciences earned $111,631 and $14 from securities lending transactions, respectively.

   Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Funds fees for their securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     K) OTHER -- The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     The Funds invest a high percentage of their assets in specific sectors of the market, especially technology, health sciences, and financial services. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. These Funds, under normal market conditions, invest at least 80% or more of their assets, plus borrowings for investment purposes in a group of related industries within the technology, health sciences and financial services sectors, as applicable, of the market.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

      FUND                                      ANNUAL RATE
      ----                                      -----------
      Global Technology               1.00% of average daily net assets
      Global Health Sciences          1.00% of average daily net assets
      Global Financial Services       0.90% of average daily net assets

     For the year ended August 31, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed for each of the Funds were as follows:

                                        GROSS                      NET
                                       ADVISORY                  ADVISORY         EXPENSE
      FUND                               FEE         WAIVER        FEE        REIMBURSEMENTS
      ----                            ----------     ------      --------     --------------
      Global Technology               $1,134,583   ($581,136)     $553,447       $      --
      Global Health Sciences             750,233    (422,526)      327,707              --
      Global Financial Services           14,439     (14,439)           --        (198,698)

     Subsequent to the period covered by this report, management determined that the Global Technology Fund's advisory contract had lapsed due to an administrative error. The Global Technology Fund's adviser intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid to the adviser during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

     Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, serves as sub-investment adviser to the Funds. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Funds.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as each Fund's co-administrators. At its meeting held on February 12, 2002, the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective June 1, 2002.

     For administrative services, CSAMSI currently receives from each Fund, except Global Technology, a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common and Class A shares. For Global Technology, CSAMSI is entitled to receive a fee calculated at an annual rate of ..05% of the Fund's first $125 million in average daily net assets of Common and Class A shares and .10% of average daily net assets of Common and Class A shares over $125 million.

     For the year ended August 31, 2002, administrative services fees earned by CSAMSI were as follows:

      FUND                                   CO-ADMINISTRATOR FEE
      ----                                   --------------------
      Global Technology                             $56,729
      Global Health Sciences                         75,023
      Global Financial Services                       1,606

     For its administrative services, PFPC was entitled to receive a fee from each Fund, exclusive of out-of-pocket expenses, based on the following fee structure:

      AVERAGE DAILY NET ASSETS             ANNUAL RATE
      ------------------------             -----------
      First $500 million          .08% of average daily net assets
      Next $1 billion             .07% of average daily net assets
      Over $1.5 billion           .06% of average daily net assets

     For the period September 1, 2001 through May 31, 2002, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                    GROSS                           NET
                              CO-ADMINISTRATION              CO-ADMINISTRATION
      FUND                           FEE            WAIVER          FEE
      ----                    -----------------     ------   -----------------
      Global Technology            $70,608          $  --          $70,608
      Global Health Sciences        48,071             --           48,071
      Global Financial Services      1,905           (972)             933

     For its administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

      AVERAGE DAILY NET ASSETS             ANNUAL RATE
      ------------------------             -----------
      First $5 billion           .050% of average daily net assets
      Next $5 billion            .035% of average daily net assets
      Over $10 billion           .020% of average daily net assets

     For the period June 1, 2002 to August 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were as follows:

      FUND                                   CO-ADMINISTRATOR FEE
      ----                                   --------------------
      Global Technology                            $18,872
      Global Health Sciences                        10,814
      Global Financial Services                        277

     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 and under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For Class A shares, the fee is calculated at an annual rate of .25% of the average daily net asset of the Class A shares. For the year ended August 31, 2002, shareholder services fees earned by CSAMSI were as follows:

                                             SHAREHOLDER SERVICING/
      FUND                                     DISTRIBUTION FEE
      ----                                   ---------------------
      Global Technology
         Common Class                               $282,966
         Class A                                         520
      Global Health Sciences
         Common Class                                187,536
         Class A                                          22
      Global Financial Services
         Common Class                                  3,997
         Class A                                          14

     Boston Financial Data Services, Inc. ("BFDS") serves as each Fund's transfer and dividend disbursement agent. The Funds have an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expenses. For the year ended August 31, 2002, the Funds received credits or reimbursements under this arrangement as follows:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                       $740
      Global Health Sciences                   272
      Global Financial Services                  4

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the year ended August 31, 2002, the Funds reimbursed CSAM the following amounts, which is included in the Funds' transfer agent expense:

      FUND                                    AMOUNT
      ----                                    ------
      Global Technology                      $232,853
      Global Health Sciences                  106,479
      Global Financial Services                    --

     For the year ended August 31, 2002 CSAMSI and its affiliates advised the Funds that they retained the following amounts from commissions earned on the sale of the Funds' shares:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                      $  679
      Global Health Sciences                  1,895
      Global Financial Services                 115

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the year ended August 31, 2002, Merrill was paid by the Funds as follows:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                      $95,779
      Global Health Sciences                  85,384
      Global Financial Services               46,102

NOTE 3. LINE OF CREDIT

     Through June 18, 2002 the Funds, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

     Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At August 31, 2002, there were no loans outstanding for any of the Funds under either the New Credit Facility or the Prior Credit Facility. During the year ended August 31, 2002, Global Technology and Global Health Sciences had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:


                                                     WEIGHTED
                                                      AVERAGE              MAXIMUM
                                AVERAGE DAILY        INTEREST           DAILY LOAN
      FUND                       LOAN BALANCE          RATE%            OUTSTANDING
      ----                    -----------------      --------           -----------
      Global Technology           $1,271,000           2.325%           $ 1,477,000
      Global Health Sciences      $3,979,560           2.260%            11,323,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

      FUND                             PURCHASES          SALES
      ----                             ---------          ------
      Global Technology               $75,330,546      $116,502,609
      Global Health Sciences           49,439,668        76,679,930
      Global Financial Services         1,741,381         2,545,817

5. CAPITAL SHARE TRANSACTIONS

     Each Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                          GLOBAL TECHNOLOGY FUND
                                                               COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                      SHARES          VALUE               SHARES          VALUE
                                     ---------    -------------          ---------    -------------
Shares sold                          1,483,408    $  40,699,743          3,622,260    $ 167,203,463
Shares exchanged due to merger         221,743        5,507,646                 --               --
Shares issued in reinvestment
  of distributions                          --               --            287,508       13,397,882
Shares redeemed                     (3,010,011)     (74,973,602)        (5,664,109)    (259,564,665)
                                    ----------     ------------         ----------    -------------
Net decrease                        (1,304,860)    $(28,766,213)        (1,754,341)   $ (78,963,320)
                                    ==========     ============         ==========    =============

                                      GLOBAL TECHNOLOGY FUND
                                              CLASS A
                                     --------------------------
                                           FOR THE PERIOD
                                                ENDED
                                          AUGUST 31, 2002(1)
                                     --------------------------
                                      SHARES          VALUE
                                     ---------    -------------
Shares sold                              675        $3,114,198
Shares exchanged due to merger        71,763         1,780,771
Shares redeemed                       (9,810)         (210,343)
                                      ------        ----------
Net increase                          62,628        $4,684,626
                                      ======        ==========

                                                       GLOBAL HEALTH SCIENCES FUND
                                                               COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                     SHARES          VALUE               SHARES           VALUE
                                    ---------    -------------          ---------     -------------
Shares sold                         1,097,841    $  20,153,575           6,046,881    $ 124,234,896
Shares issued in reinvestment
  of distributions                         --               --             385,551        8,505,255
Shares redeemed                    (3,195,361)     (56,446,309)         (4,860,142)     (92,254,560)
                                   -----------   -------------          ----------    -------------
Net increase (decrease)            (2,097,520)   $ (36,292,734)          1,572,290    $  40,485,591
                                   ==========    =============          ==========    =============

                                     GLOBAL HEALTH SCIENCES FUND
                                              CLASS A
                                     ---------------------------
                                           FOR THE PERIOD
                                                ENDED
                                     ---------------------------
                                          AUGUST 31, 2002(1)
                                     ---------------------------
                                      SHARES          VALUE
                                     ---------    --------------
Shares sold                            2,260          $36,149
Shares redeemed                           --               --
                                       -----          -------
Net increase                           2,260          $36,149
                                       =====          =======

                                                     GLOBAL FINANCIAL SERVICES FUND
                                                              COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                      SHARES          VALUE               SHARES          VALUE
                                     ---------     ------------          ---------     ------------
Shares sold                               255       $     2,140           219,718       $2,188,666
Shares redeemed                       (92,901)         (821,813)             (812)          (7,157)
                                      -------       -----------           -------       ----------
Net increase (decrease)               (92,646)      $  (819,673)          218,906       $2,181,509
                                      =======       ===========           =======       ==========

                                     GLOBAL FINANCIAL SERVICES FUND
                                               CLASS A
                                     ------------------------------
                                            FOR THE PERIOD
                                                 ENDED
                                     ------------------------------
                                           AUGUST 31, 2002(1)
                                     ------------------------------
                                      SHARES             VALUE
                                     ---------       --------------
Shares sold                            22,139           $ 188,963
Shares redeemed                       (21,312)           (183,925)
                                      -------           ---------
Net increase                              827           $   5,038
                                      =======           =========

(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

     On August 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

                                   NUMBER OF       APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS      OF OUTSTANDING SHARES
                                  ------------     ----------------------
      Global Technology
       Common                          2                    48%
      Global Health Sciences
       Common                          2                    49%
       Class A                         6                    95%
      Global Financial Services
       Common Class                    1                    94%
       Class A                         3                    96%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses and excise tax regulations.

   There were no distributions in the year ended August 31, 2002 for any of the Funds.

   At August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                            GLOBAL            GLOBAL            GLOBAL
                                          TECHNOLOGY      HEALTH SCIENCES      FINANCIAL
                                             FUND              FUND           SERVICES FUND
                                         -------------    ---------------     -------------
Undistributed ordinary income            $     (70,692)     $        --        $   1,095
Accumulated net realized loss             (217,972,919)      (3,046,555)        (339,794)
Unrealized appreciation (depreciation)     (34,516,227)      (6,902,647)         (55,120)
                                          ------------      -----------        ---------
                                          (252,559,838)      (9,949,202)        (393,819)
                                          ============      ===========        =========

     At August 31, 2002, the Funds had capital loss carryovers available to offset possible future capital gains as follows:

                                                         EXPIRES AUGUST 31,
                                                    --------------------------
                                                      2009            2010
                                                    ----------     -----------
   Global Technology Fund                           22,443,214     128,849,577
   Global Health Sciences Fund                         222,906       2,823,649
   Global Financial Services Fund                           --         237,088

     Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended August 31, 2002, the Funds elected to defer net losses arising between November 1, 2001 and August 31, 2002.

                                                                      AMOUNT
                                                                   -----------
   Global Technology Fund                                          $66,750,820
   Global Health Sciences Fund                                              --
   Global Financial Services Fund                                      102,707

     At August 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:

                                               GROSS UNREALIZED   GROSS UNREALIZED     NET UNREALIZED
   FUND                      IDENTIFIED COST     APPRECIATION      (DEPRECIATION)      (DEPRECIATION)
   ----                      ---------------   ----------------   ----------------     --------------
   Global Technology           $106,486,422       $3,108,078       $(37,624,305)       $(34,516,227)
   Global Health Sciences        51,449,717        6,137,103        (13,039,750)         (6,902,647)
   Global Financial Services        976,554           64,927           (120,047)            (55,120)

     At August 31, 2002, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments, and paid-in capital have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, capital loss carryover from Fund acquision and forward foreign currency contracts. Net assets were not affected by these reclassifications:

                                                     INCREASE (DECREASE)
                                         -------------------------------------------------
                                                                           ACCUMULATED NET
                                                                             REALIZED GAIN
                                          PAID-IN     UNDISTRIBUTED NET       (LOSS) ON
                                          CAPITAL     INVESTMENT INCOME      INVESTMENTS
                                         ---------    -----------------    ---------------
   Global Technology Fund                1,815,638       1,128,348           (2,943,986)
   Global Health Sciences Fund            (975,845)        977,300               (1,455)
   Global Financial Services Fund               --          (2,923)               2,923

NOTE 7. SUBSEQUENT EVENT

     At a special meeting of shareholders of each Fund, held at 466 Lexington Avenue 16th Floor, New York, NY 10017 on Wednesday October 9, 2002 at 2:00 P.M., a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management LLC and Credit Suisse Assset Management Limited ("CSAM Australia") was approved.

CREDIT SUISSE FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Credit Suisse Global Technology Fund, Inc.;
   Credit Suisse Global Health Sciences Fund, Inc.;
   Credit Suisse Global Financial Services Fund, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Technology Fund, Inc., Credit Suisse Global Health Sciences Fund, Inc. and Credit Suisse Global Financial Services Fund, Inc. (collectively referred to as the "Funds") at August 31, 2002, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 21, 2002

CREDIT SUISSE FUNDS
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                                          TERM                                  NUMBER OF
                                          OF OFFICE(1)                          PORTFOLIOS IN
                                          AND                                   FUND
                           POSITION(S)    LENGTH         PRINCIPAL              COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS        DIRECTOR            HELD BY DIRECTOR
---------------------      -----------    ------------   --------------------   --------------      ----------------
INDEPENDENT DIRECTORS

Richard H. Francis         Director and   Since          Currently retired;     54                  Director of
40 Grosvenor Road          Audit          2000           Executive Vice                             The Indonesia
Short Hills, New Jersey    Committee                     President and                              Fund, Inc.
07078                      Member                        Chief Financial
                                                         Officer of Pan Am
Age: 68                                                  Corporation and
                                                         Pan American
                                                         World Airways,
                                                         Inc. from 1988 to
                                                         1991

Jack W. Fritz              Director and   Since          Private investor;      54                  Director of
2425 North Fish Creek Road Audit          Fund           Consultant and                             Advo, Inc.
P.O. Box 1287              Committee      Inception      Director of Fritz                          (direct mail
Wilson, Wyoming 83014      Member                        Broadcasting, Inc.                         advertising)
                                                         And Fritz
Age: 73                                                  Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since
                                                         1987

Jeffrey E. Garten          Director and   Since          Dean of Yale           54                  Director of
Box 208200                 Audit          1998           School of                                  Aetna, Inc.;
New Haven, Connecticut     Committee                     Management and                             Director of
06520-8200                 Member                        William S. Beinecke                        Calpine Energy
                                                         Professor in the                           Corporation;
Age: 54                                                  Practice of                                Director of
                                                         International                              CarMax
                                                         Trade and Finance;                         Group
                                                         Undersecretary of
                                                         Commerce for
                                                         International Trade
                                                         from November 1993
                                                         to October 1995;
                                                         Professor at
                                                         Columbia University
                                                         from September
                                                         1992 to November
                                                         1993

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                          TERM                                        NUMBER OF
                                          OF OFFICE(1)                                PORTFOLIOS IN
                                          AND                                         FUND
                           POSITION(S)    LENGTH         PRINCIPAL                    COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS              DIRECTOR            HELD BY DIRECTOR
---------------------      -----------    ------------   --------------------         --------------      ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Peter F. Krogh            Director and    Since          Dean Emeritus and            54                  Member of
301 ICC                   Audit           2001           Distinguished Professor                          Board
Georgetown University     Committee                      of International Affairs                         of The Carlisle
Washington, DC 20057      Member                         at the Edmund A.                                 Companies Inc.;
                                                         Walsh School of                                  Member of
Age: 64                                                  Foreign Service.                                 Selection
                                                         Georgetown University;                           Committee
                                                         Moderator of PBS                                 for Truman
                                                         Foreign affairs television                       Scholars and
                                                         Series                                           Henry Luce

                                                                                                          Scholars;
                                                                                                          Senior
                                                                                                          Associate
                                                                                                          of
                                                                                                          Center
                                                                                                          for
                                                                                                          Strategic
                                                                                                          and
                                                                                                          International
                                                                                                          Studies;
                                                                                                          Trustee
                                                                                                          of
                                                                                                          numerous
                                                                                                          world
                                                                                                          affairs
                                                                                                          organizations

James S. Pasman, Jr.      Director and    Since          Currently retired;           54                  Director of
29 The Trillium           Audit           1999           President and Chief                              Education
Pittsburgh, Pennsylvania  Committee                      Operating Officer of                             Management
15238                     Member                         National InterGroup,                             Corp.; Director
                                                         Inc. from April 1989                             of Tyco
Age: 70                                                  to March 1991; Chairman                          International
                                                         of Permian Oil Co. from                          Ltd.; Director
                                                         April 1989 to March 1991                         of Credit
                                                                                                          Suisse Asset
                                                                                                          Management
                                                                                                          Income Fund,
                                                                                                          Inc.; Trustee of
                                                                                                          Credit Suisse
                                                                                                          High Yield Bond
                                                                                                          Fund; Trustee of
                                                                                                          Deutsche VIT
                                                                                                          Funds,
                                                                                                          overseeing three
                                                                                                          portfolios

                                          TERM                                        NUMBER OF
                                          OF OFFICE(1)                                PORTFOLIOS IN
                                          AND                                         FUND
                           POSITION(S)    LENGTH         PRINCIPAL                    COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS              DIRECTOR            HELD BY DIRECTOR
---------------------      -----------    ------------   --------------------         --------------      ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Steven N. Rappaport        Director and   Since          Partner of RZ Capital        54                  Director of
RZ Capital LLC             Audit          1999           LLC since 2001                                   The First Israel
40 East 52nd Street        Committee                     President of Loanet,                             Fund, Inc.
New York, New York         Chairman                      Inc. (on-line accounting
10022                                                    service) from 1991 to
                                                         2001; Executive Vice
Age: 52                                                  President of Loanet,
                                                         Inc. from 1994 to 1997;
                                                         Director, President, North
                                                         American Operations,
                                                         and former Executive
                                                         Vice President from
                                                         1992 to 1993 of
                                                         Worldwide Operations
                                                         of Metallurg Inc.;
                                                         (manufacturer of
                                                         specialty metals and
                                                         alloys); Executive Vice
                                                         President, Telerate, Inc.
                                                         (provider of real-time
                                                         information to the
                                                         capital market) from
                                                         1987 to 1992; Partner
                                                         in the law firm of
                                                         Hartman & Craven
                                                         until 1987

INTERESTED DIRECTOR

William W. Priest(2)       Director       Since          Senior Partner and           54                  Director of The
Steinberg Priest & Sloane                 1999           Fund Manager,                                    Brazilian Equity
Capital Management                                       Steinberg Priest &                               Fund, Inc.; The
12 East 49th Street                                      Sloane Capital                                   Chile Fund, Inc.;
12th Floor                                               Management since                                 The Emerging
New York, New York                                       March 2001; Chairman                             Markets Tele-
10017                                                    and Managing                                     communications
                                                         Director of CSAM                                 Fund, Inc.; The
Age: 60                                                  from 2000 to                                     First Israel Fund,
                                                         February 2001, Chief                             Inc.; The Latin
                                                         Executive Officer and                            American Equity
                                                         Managing Director of                             Fund, Inc.; The
                                                         CSAM from 1990 to                                Indonesia Fund,
                                                         2000                                             Inc.; and Credit
                                                                                                          Suisse Asset
                                                                                                          Management
                                                                                                          Income Fund, Inc.

(2) Mr. Priest is a Director who is an Ointerested personO of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                           POSITION(S)           LENGTH
                           HELD WITH             OF TIME
NAME, ADDRESS AND AGE      FUNDS                 SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------      -----------           ------------          ----------------------------------------------
OFFICERS

Laurence R. Smith          Chairman              Since                 Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                              2002                  CSAM; acting Chief Executive Officer of CSAMAmericas;
Management LLC                                                         Associated with JP Morgan Investment Management from
466 Lexington Avenue                                                   1981 to 1999
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.           Vice President        Since                 Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset        and Secretary         1999                  Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management LLC                                                         Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue                                                   CS First Boston Investment Management from 1994 to
New York, New York                                                     1995; Associated with Division of Enforcement, U.S.
10017-3147                                                             Securities and Exchange Commission from 1991 to 1994

Age: 38

Michael A. Pignataro       Treasurer and         Since                 Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Chief Financial       1999                  Associated with CSAM since 1984
Management LLC             Officer
466 Lexington Avenue
New York, New York
10017-3147

Age: 42

Gregory N. Bressler, Esq.  Assistant             Since                 Vice President and Legal Counsel of CSAM since
Credit Suisse Asset        Secretary             2000                  January 2000; Associated with the law firm of
Management LLC                                                         Swidler Berlin Shereff Friedman LLP from 1996 to 2000
466 Lexington Avenue
New York, New York
10017-3147

Age: 35

CREDIT SUISSE FUNDS
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                           POSITION(S)           LENGTH
                           HELD WITH             OF TIME
NAME, ADDRESS AND AGE      FUNDS                 SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------      -----------           ------------          ----------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.     Assistant             Since                 Assistant Vice President and Legal Counsel of CSAM since
Credit Suisse Asset        Secretary             2002                  December 2000; Assistant Vice President, Institutional
Management LLC                                                         Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                                   December 2000; Marketing Associate, International Equity
New York, New York                                                     Department, Warburg Pincus Asset Management, Inc. from
10017-3147                                                             January 1998 to January 2000; self-employed author
                                                                       consultant, from January 1996 to January 1997.
Age: 38

Rocco A. DelGuercio        Assistant             Since                 Vice President and Administrative Officer of CSAM;
Credit Suisse Asset        Treasurer             1999                  Associated with CSAM since June 1996; Assistant
Management LLC                                                         Treasurer, Bankers Trust Corp.-- Fund Administration
466 Lexington Avenue                                                   from March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                                     Supervisor, Dreyfus Corporation from April 1987 to
10017-3147                                                             March 1994

Age: 38

Joseph Parascondola        Assistant             Since                 Assistant Vice President -- Fund Administration of
Credit Suisse Asset        Treasurer             2000                  CSAM since April 2000; Assistant Vice President, Deutsche
Management LLC                                                         Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                                   Assistant Vice President, Weiss, Peck & Greer LLC
New York, New York                                                     from November 1995 to December 1998
10017-3147

Age: 38

     The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE FUNDS
SHAREHOLDER MEETING RESULTS (UNAUDITED)

     A special meeting of shareholders of the Funds was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on Friday May 1, 2002 at 2:00 P.M. The following matters were voted upon by the shareholders of the Funds and the results are presented below. Shares delivered not voted are included on the total for each proposal.

     To approve a Sub-Investment Advisory Agreement for the Funds, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited ("CSAM Japan"):


        GLOBAL TECHNOLOGY
        -----------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                              2,971,752             69.85%          93.66%
        Against                            106,813              2.51%           3.37%
        Abstain                             94,398              2.22%           2.98%


        GLOBAL HEALTH SCIENCES
        ----------------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                              2,661,878             58.92%          91.92%
        Against                            141,415              3.13%           4.88%
        Abstain                             92,636              2.05%           3.20%


        GLOBAL FINANCIAL SERVICES
        -------------------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                                212,819             97.55%          99.81%
        Against                                402              0.18%           0.19%
        Abstain                                 --               -- %            -- %

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